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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

                     REPORT PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 31, 1998
                                                  -----------------

                         Commission file number 0-13814
                                                -------

                                Cortland Bancorp
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             (Exact name of registrant as specified in its charter)


        Ohio                                                34-1451118
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(State or other jurisdiction of                  (I.R.S. Employer Identification
incorporation or organization)                     Number)


                   194 West Main Street, Cortland, Ohio    44410
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               (Address of principal executive offices) (Zip Code)


                                 (330) 637-8040
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              (Registrant's telephone number, including area code)

                                       N/A
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         (Former name or former address, if changed since last report.)



















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Item 5.       Other Events
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Resignations of Certain Members of Registrant's Board of Directors
------------------------------------------------------------------
and Senior Management
---------------------


On January 6, 1999, the Registrant's Board of Directors accepted the resignations of Messrs. Dennis E. Linville and P. Bennett Bowers as Directors of the Registrant and the Registrant's wholly owned bank subsidiary, The Cortland Savings and Banking Company (the "Bank"). The Board decided not to immediately fill the vacated positions, and will address these matters at a future meeting following further review and study.

On December 31, 1998, Mr. Linville, who also served as Executive Vice President and Corporate Secretary for the Registrant and the Bank, resigned from these positions effective February 2, 1999. Also on December 31, 1998, Ted Bangert, who reported directly to Mr. Linville as Senior Vice President of Lending for the Bank, tendered his resignation effective February 2, 1999.


It is the understanding of the Registrant that Messrs. Bowers, Linville and Bangert intend to pursue other business interests. Messrs. Bowers, Linville and Bangert expressed no disagreements with the Registrant on any matter relating to the Registrant's operations, policies or practices. There is no known reason for the Registrant to express any disagreements at this time.


The Registrant does not expect the resignations to adversely impact financial performance nor to cause any significant disruption to operations or customer service.





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                                   SIGNATURES



         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                Cortland Bancorp
                                                ----------------
                                                (Registrant)

 DATED: January 12, 1999                        Lawrence A. Fantauzzi
        ----------------                        ---------------------
                                                Controller/Treasurer
                                                (Principal Financial Officer)



 DATED: January 12, 1999                        Rodger W. Platt
        ----------------                        ---------------
                                                Chairman and President
                                                (Duly Authorized Officer)








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